Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

October 14, 2011

Mallinckrodt LLC

675 McDonnell Blvd

Hazelwood, MO 63042

Attn: CFO and Interim President

Re: Amendment No. 2 to Manufacturing and Supply Agreement

Ladies and Gentlemen:

Reference is made to a Manufacturing and Supply Agreement dated as of April 6, 2009 (the “Agreement”) between Mallinckrodt Inc. and Lantheus Medical Imaging, Inc and Amended as of August 2, 2010 (“Amendment No. 1”). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings so defined.

Effective June 23, 2011, Mallinckrodt Inc. converted from a Delaware corporation to a Delaware limited liability company named Mallinckrodt LLC.  The conversion was made in accordance with Section 18-244 of the Delaware Limited Liability Act and Section 266 of the Delaware General Corporation Law, which provide that the converted entity retains all of the assets and rights of, and is subject to all the debts and other liabilities of, the pre-conversion entity.  As a result of the foregoing, references herein and in the Agreement and Amendment No. 1 to Mallinckrodt (or any defined term herein or therein having such meaning) shall be understood to refer to Mallinckrodt LLC.

The Parties recognize and agree that the demand for Product is different from that initially contemplated by the Parties when the Agreement was first negotiated and consummated and when Amendment No. 1 was executed.  Nevertheless, COV shall be under no obligation to agree to any future reduction(s) in LMI’s obligation to purchase Drug Substance, Product or Inventory under the Agreement, as previously and hereby amended, regardless of whether demand for Product is consistent with or different from that which is currently contemplated by LMI.

IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree to enter into this Amendment No. 2 to the Agreement  (the “Amendment No. 2”) as follows:

1.     Amendments.

1.1.    Section 2.2, the preamble to Section 2.4, Sections 2.4(a), (b), (c), (d)(i), (e), and (f), and Exhibit 2.4 of the Agreement, as amended by Amendment No. 1, are hereby amended by deleting them in their entirety.

1.2.    (a)          The preamble to Section 2.4 is hereby amended to be restated as follows: “COV will manufacture and supply Drug Substance, Product and certain Inventory (as hereinafter defined) to LMI, and LMI will purchase Drug Substance, Product and certain Inventory, in accordance with Sections 1.4, 1.5, 1.6 and 1.8 of this Amendment No. 2.”

(b)           Section 2.4(a) is hereby amended to be restated as follows:

“(a)         Orders.  Concurrent with the execution of this Amendment No. 2 with respect to the Revised Shipments (as such term is defined below) scheduled for purchase by LMI on ****, and (ii) not later than **** (****) days before any other Revised Shipments provided for in this Second Amendment, LMI will furnish COV with purchase orders for the volume of Drug Substance, Product or Inventory specified in this Second Amendment.”

1.3.    Notwithstanding anything to the contrary in the Agreement, Sections 2.5(a) and 2.6(a) of the Agreement shall not be applicable to and shall be considered deleted with respect to, the purchases and shipments described and set forth in Sections 1.4, 1.5 and 1.6 of this Amendment No. 2 (such shipments, the “Revised Shipments”). With respect to the Revised Shipments, COV agrees to cause the Revised Shipments to be made on the applicable date specified in Sections 1.4, 1.5 and 1.6 of this Amendment No. 2, and LMI hereby agrees to remit payment for the Revised Shipments within **** (****) days after the date of receipt of such Drug Substance, Product or Inventory, as the case may be, comprising such Revised Shipment. In no event shall LMI be responsible for any payments related to Drug Substance, Product and Inventory, as applicable, for which COV was unable to satisfy its obligations under the Agreement, whether by Force Majeure Event or otherwise.  In the event LMI notifies COV that it is refusing or delaying shipment of any Revised Shipment, COV may invoice LMI for the full purchase price of the refused or delayed shipment and payment by LMI shall be due in full within **** (****) days after receipt of the invoice (but not earlier than **** (****) days after the originally scheduled shipment date). Payments by LMI shall be made in U.S. dollars by wire transfer to COV’s designated account.

1.4.    COV agrees to manufacture and supply, and LMI agrees to purchase, **** (****) shipments of Drug Substance as follows: (i) **** Kilograms (**** kg) for the amount of **** Dollars ($****) on ****; and (ii) **** Kilograms (**** kg) for the amount of **** ($****) on ****.  For purposes of clarity, all references in this Second Amendment to kilograms of Drug Substance are to volumes of Drug Substance that have been corrected for assay and water content.

1.5.    COV agrees to process Drug Substance and Ligand Excipient provided by LMI, and LMI agrees to purchase **** shipments of Product as follows:

1.5.1.       approximately **** Kilograms (**** kg) of Drug Substance and the required corresponding amount of Ligand Excipient processed into approximately **** (****) **** ml vials (+/- ****%) by ****, for the amount of **** Dollars ($****) ;

1.5.2.       approximately **** Kilograms (**** kg) of Drug Substance and the required corresponding amount of Ligand Excipient processed into approximately **** (****) **** ml vials (+/- ****%) by ****, for the amount of **** Dollars ($****); and

1.5.3.       approximately **** Kilograms (**** kg) of Drug Substance and the required corresponding amount of Ligand Excipient processed into approximately **** (****) **** ml vials (+/- ****%) by ****, for the amount of **** Dollars ($****).

LMI shall bear responsibility for assuring that all Drug Substance and Ligand Excipient provided to COV pursuant to this Section 1.5 meet all applicable Specifications as of the scheduled processing date.

1.6.    LMI hereby agrees to purchase Inventory by **** in accordance with the schedule attached hereto as Exhibit A-1, and to purchase additional Inventory by **** (the “**** Inventory Purchase”) in accordance with the schedule attached hereto as Exhibit A-2.  As used herein, “Inventory” shall mean raw materials, intermediates, finished goods and the like relating to ABLAVAR®.

1.7.    In reference to Section 2.7 of the Agreement, the Parties agree to commence the Technology transfer referred to in such Section 2.7 on **** and to complete the Technology transfer as soon as reasonably practicable, but in no event later than ****. COV hereby acknowledges that this Section 1.7 of Amendment No. 2 constitutes the Technology Transfer Notice referred to in Section 2.7 of the Agreement.  COV will use commercially reasonable efforts to (A) provide the deliverables for such Technology transfer as set forth on the schedule attached hereto as Exhibit B and (B) use commercially reasonable efforts to complete such Technology transfer as provided hereby and in accordance with Section 2.7 of the Agreement by no later than ****.

1.8.    COV hereby agrees to make commercially reasonable efforts to process and supply Product to LMI in addition to those purchases set forth under Section 1.5 of this Amendment No. 2 on an as-needed basis through **** upon **** (****)

months prior written notice from LMI. The parties shall negotiate the terms of any such processing and supply of Product by COV in good faith with such terms to include, without limitation, pricing, minimum volumes, and ongoing charges for the required stability program.  LMI shall provide Drug Substance and Ligand Excipient for processing and supply of the Product.  LMI shall bear responsibility for assuring that all Drug Substance and Ligand Excipient provided to COV pursuant to this Section 1.8 meets all applicable Specifications.  LMI will also bear responsibility and cost for acquiring and validating any new analytical columns required in connection with any Product processed and supplied by COV under this Section 1.8

1.9.    Section 3.1 of the Agreement is hereby amended to delete the term “September 30, 2012” in the third line and replace it with “September 30, 2014.”

1.10.          For purposes of Section 3.3(d) of the Agreement, as hereby amended, the term Minimum Volume shall mean the purchase obligations of LMI associated with the Revised Shipments.

2.     Effective Date. The effective date of this Amendment No. 2 is October 14, 2011.

3.     Waiver and Release. Each party hereby waives and forever releases the other party for any and all claims relating to any past non-compliance with the terms and provisions of the Agreement (including Amendment No. 1) as in effect immediately prior to the amendments contemplated by this Amendment No. 2.   Nothing herein shall be considered a waiver by either party of any claims relating to any non-compliance by the other party with the terms and provisions of this Second Amendment.

4.     General. Except as specifically amended hereby, the Agreement remains in full force and effect and otherwise unamended hereby, and, as used in the Agreement, the terms “Agreement,” “herein,” “hereunder,” “hereto,” “hereof,” and words of similar impact shall, unless the context otherwise requires, refer to the Agreement as modified and amended by this Amendment No. 2. This Amendment No. 2 constitutes a final written expression of the terms hereof and is a complete and exclusive statement of those terms. This Amendment No. 2 shall be exclusively interpreted in accordance with and governed by the laws of the State of New York, without regards with the conflicts of laws rules thereof.

If the foregoing is in accordance with your understanding of our agreement, please sign this Amendment No. 2 in the place indicated below.

Thank you.

Sincerely,

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
	Name and Title:	Michael P. Duffy
Vice President and Secretary

Acknowledged and agreed:

MALLINCKRODT LLC

By:	/s/ Matthew K. Harbaugh
Name and Title:
Matthew K. Harbaugh,
CFO and Interim President

Exhibit A-1

Inventory Payment Schedule

No later than ****, LMI shall purchase from COV for total consideration of $**** the following inventory:

•	****: *	***kgs (does not include “bag house” material)
•	****	****kgs
•	****	****kgs
•	****	****kgs

All quantities shall be +/- **** percent (****%) of the volume listed (which will not affect the total consideration).  Such inventory shall be delivered to LMI in accordance with Section 2.5(b) of the Agreement, subject to the warranties, covenants and exclusions contained in Section 5 of the Agreement, except that Section 5.6 shall not be applicable in connection therewith.

LMI will notify COV concurrent with the execution of this Second Amendment if it would prefer that COV dispose of, instead of ship, any of the inventory reflected on this Exhibit A-1.  In such event, COV will dispose of the inventory at LMI’s cost.  LMI will remain obligated to pay COV the applicable purchase price for any such inventory.

Exhibit A-2

Inventory Payment Schedule

No later than ****, LMI shall purchase from COV for total consideration of $****, the following inventory:

•	****	****kgs
•	****	****kgs

All quantities shall be +/- **** percent (****%) of the volume listed (which will not affect the total consideration).  Such inventory shall be delivered to LMI in accordance with Section 2.5(b) of the Agreement, subject to the warranties, covenants and exclusions contained in Section 5 of the Agreement, except that Section 5.6 shall not be applicable in connection therewith.

LMI will notify COV prior to **** if it would prefer that COV dispose of, instead of ship, any of the inventory reflected on this Exhibit A-2.  In such event, COV will dispose of the inventory at LMI’s cost.  LMI will remain obligated to pay COV the applicable purchase price for any such inventory.

Exhibit B

Technology Transfer Deliverables

1.     API and DP

****

2.     Analytical / Quality: Covidien will provide the following materials to the extent reasonably available:

****